Alger Small Cap Focus Fund

Summary Prospectus

March 1, 2016, As Revised August 15, 2016

Class   Ticker Symbols

A  AOFAX

C  AOFCX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus dated March 1, 2016, as revised June 1, 2016, and Statement of Additional Information dated March 1, 2016, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Important Notice Regarding Change in Investment Policy

The Board of Trustees of The Alger Funds has approved a change with respect to the Fund that is anticipated to become effective on or about October 14, 2016. The Fund's policy with respect to the definition of small cap securities will be expanded to give the portfolio manager more flexibility in choosing investments. The Fund currently invests at least 80% of its assets in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index. The Fund will expand its definition of small cap securities to be those within the combined range of companies in the Russell 2000 Growth Index and the MSCI USA Small Cap Index, with a ceiling of $5 billion, if that is higher. Additionally, the Fund will reference the capitalization range of these indexes for the last twelve months, rather than the most recent quarter-end. The Fund's investment objective to seek long-term capital appreciation will not change.

The first three sentences of the Fund's description of its principal investment strategy, set forth in the second paragraph under the heading "Principal Investment Strategy" below, will be replaced with the following three sentences:

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between (1) the higher of (a) $5 billion or (b) the company in either the Russell 2000 Growth Index or the MSCI USA Small Cap Index (each, an "Index" and together, the "Indexes") with the highest capitalization, and (2) the company in either Index with the lowest capitalization, at any time during the most recent 12-month period as reported by either Index. Both Indexes are broad-based indexes of small capitalization stocks. At June 30, 2016, the market capitalization of the companies in the Indexes ranged from $54 million to $7.9 billion.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another fund in the Alger Family of Funds at any time. Shareholders may also redeem their shares at any time. Exchange or redemption of shares may be a taxable event to shareholders. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

Investment Objective

Alger Small Cap Focus Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. While the investment minimum is lower, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and the sections "Right of Accumulation (Class A Shares)" and "Letter of Intent (Class A Shares)" on page 25 of the Fund's Statement of Additional Information.

	Class A		Class C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%		None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	1.00	%*	1.00%
Annual Fund Operating Expenses** (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%		.75%
Distribution and/or Service (12b-1) Fees	.25%		1.00%
Other Expenses	.82%		.78%
Total Annual Fund Operating Expenses	1.82%		2.53%
Expense Reimbursement***	.62	%***	.58	%***
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%		1.95%

* Purchases of $1 million or more of Class A Shares at net asset value may be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.

** The expense information in the table has been restated to reflect the current Management Fees.

*** Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through February 28, 2017, to the extent necessary to limit the annual operating expenses of the Fund's Class A Shares to 1.20%, and Class C Shares to 1.95%, of the class's average net assets. This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation at the time of the reimbursement.

Inspired by Change, Driven by Growth.

ALGER SMALL CAP FOCUS FUND 2/4

Summary Prospectus

March 1, 2016, As Revised August 15, 2016

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$641	$1,010	$1,404	$2,502
Class C	$298	$732	$1,293	$2,822

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$198	$732	$1,293	$2,822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 162.44% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of small capitalization stocks. At June 30, 2016,, the market capitalization of the companies in the index ranged from $55.5 million to $4.2 billion. In addition, under normal market conditions, the Fund invests at least 25% of its total assets in technology companies focused in the fields of medicine and information. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. Fred Alger

Management, Inc. believes that there is very little in the field of medicine that does not use some type of medical technology and that has not been affected by new technology. Advances in technology increasingly pervade health care companies through changes in medical and surgical procedures, drugs, medical devices, and new support systems.

The Fund intends to invest a substantial portion of its assets in a small number of issuers, and will concentrate its holdings in a few industries. Generally the Fund will hold approximately 50 securities. The number of securities held by the Fund may occasionally exceed this range for a variety of reasons.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

Principal Risks

Equity Securities Risk — As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Investment Style Risk — Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The following risks may also apply:

•  Small Cap Securities Risk — there may be greater risk in investing in companies with small market capitalizations rather than larger, more established issuers owing to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

•  Less Diversified Portfolio Risk — the Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. The Fund may have substantial holdings within a particular sector, and companies in similar industries may be similarly affected by particular economic or market events.

•  Concentration Risk — since the Fund concentrates its investments in technology companies, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. Furthermore, because the field of medical technology is subject to substantial government regulation, changes in applicable regulations could adversely affect companies in those industries. In addition, the comparative rapidity of product development and technological advancement in those industries may be

ALGER SMALL CAP FOCUS FUND 3/4

Summary Prospectus

March 1, 2016, As Revised August 15, 2016

reflected in greater volatility of the stocks of companies operating in those areas. In addition, companies focused in the field of information technology can be significantly affected by intense competition, aggressive pricing, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.

•  Leverage Risk — the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Prior to August 7, 2015, the Fund followed different investment strategies under the name "Alger Growth Opportunities Fund" and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund's current investment strategies and investment personnel. Prior to August 7, 2015 the Fund compared its performance to the Russell 2500 Growth Index. From August 7 forward, the Fund will compare its performance to the Russell 2000 Growth Index to better reflect its investment strategies.

Annual Total Return for Class A Shares as of December 31 (%)

Average Annual Total Return as of December 31, 2015

	1 Year	5 Years	Since Inception (3/3/08)
Class A
Return Before Taxes	-3.72%	7.81%	6.52%
Return After Taxes on Distributions	-3.72%	5.75%	5.94%
Return After Taxes on Distributions and Sale of Fund Shares	-2.11%	6.01%	5.72%
Class C
Return Before Taxes	0.01%	8.23%	6.49%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-1.38%	10.67%	9.43%
Russell 2500 Growth Index (reflects no deduction for fees, expenses or taxes)	-0.19%	11.43%	9.52%

ALGER SMALL CAP FOCUS FUND 4/4

Summary Prospectus

March 1, 2016, As Revised August 15, 2016

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares, which are not shown, will vary from those shown for Class A Shares. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Management

Investment Manager:	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund's Portfolio:
Fred Alger Management, Inc.	Amy Y. Zhang, CFA Senior Vice President and Portfolio Manager Since February 2015

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50

Minimums may be waived in certain circumstances.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

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